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                                                                    EXHIBIT 23.1
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                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Engineering Animation, Inc./Transom, Inc. 1996 Equity Compensation Plan, of our report dated January 30, 1998 with respect to the consolidated financial statements of Engineering Animation, Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1997, filed with the Securities and Exchange Commission.



                                    /s/ Ernst & Young LLP
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Minneapolis, Minnesota
September 25, 1998